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PROXY                 SCUDDER PENNSYLVANIA TAX FREE FUND                   PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

              SPECIAL MEETING OF STOCKHOLDERS -- SEPTEMBER 2, 1999

The undersigned hereby appoints [INSERT, INSERT and INSERT], each with the power of substitution, as proxies for the undersigned to vote all shares of Scudder Pennsylvania Tax Free Fund (the "Fund"), a series of Scudder State Tax Free Trust, which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper
Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on Thursday, September 2, 1999 at 11:00 a.m.,
Eastern time, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
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HAS YOUR ADDRESS CHANGED?                                                                  DO YOU HAVE ANY COMMENTS?

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   [FORMCHECKBOX]   PLEASE MARK VOTES
       AS IN THIS EXAMPLE

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                    SCUDDER PENNSYLVANIA TAX FREE FUND
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                                                                     Abstain                                       For       Against
Mark box at right if an address change or comment [FORMCHECKBOX]     1.     To approve an Agreement and Plan of     [FORMCHECKBOX]
has been noted on the reverse side of this card                             Reorganization for the Fund

                                                                     The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

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         Please be sure to sign and date this Proxy.           Date
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Stockholder sign here                            Co-owner sign here
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